                                                                   EXHIBIT 10.10

                    AMENDMENT NO. 1 TO KEEP-WELL AGREEMENT
                    --------------------------------------


           Reference is made to that certain Keep-Well Agreement dated as of September 15, 1995 (the "Keep-Well Agreement") among MGM Grand Inc., Primadonna Resorts, Inc. and Bank of America N.T. & S.A., as Managing Agent for the Banks under the Loan Agreement of even date therewith (the "Loan Agreement") with New York -- New York Hotel & Casino, LLC, as Borrower. Capitalized terms not defined herein are used with the meanings thereof for purposes of the Keep-Well Agreement.

           The Maintaining Parties and the Managing Agent, acting with the written consent of the Requisite Banks pursuant to Section 12.2 of the Loan Agreement, hereby agree as follows:

           1.    Section 3. Section 3 of the Keep-Well Agreement is hereby
                 ---------
amended by adding thereto a new Subsection (d) to read in full as follows:

                 "(d) Notwithstanding Subsection (a) above, during any period when there is outstanding indebtedness of Borrower permitted by Sections 6.8(e) and 6.9(e) of the Loan Agreement ("Purchase Money Indebtedness"), the Cash payments to be made into the Deposit Account during an Insolvency Proceeding shall be calculated pursuant to this Subsection (d). During any such period, the Leverage Ratio and the Fixed Charge Coverage Ratio shall be calculated (solely for purposes of Section 3 of this
                                      ------
                 Keep-Well Agreement) to ignore the effect of all outstanding principal of, and payment of interest on, any Purchase Money Indebtedness; provided that such principal and interest are
                               --------
                 concurrently taken into account to calculate amounts payable under keep-well agreements substantially identical to this Keep-Well Agreement in favor of the holders of Purchase Money Indebtedness."

          2.     Section 8. Section 8 of the Keep-Well Agreement is amended by
                 ---------
lower casing the initial word of the second sentence of Subsection (a) thereof and adding the following clause at the beginning of such sentence:

                 "Except as otherwise provided in Section 18 hereof with respect to the actions described in clauses (i) and (ii) of the preceding sentence,"

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       3.   Confirmation.  In all other respects, the Keep-Well Agreement is
            ------------
hereby confirmed.

Dated: January 17, 1997
               --
                                MGM GRAND, INC.


                                By   /s/ Scott Langsner
                                     -----------------------------------

                                     Scott Langsner  Secretary/Treasurer
                                     -----------------------------------
                                     [Printed Name and Title]

                                PRIMADONNA RESORTS, INC.


                                By
                                     -----------------------------------


                                     -----------------------------------
                                     [Printed Name and Title]

                                BANK OF AMERICA, N.T. & S.A., as Managing
                                Agent


                                By
                                     -----------------------------------


                                     -----------------------------------
                                     [Printed Name and Title]


                                      -2-
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          3.   Confirmation.  In all other respects, the Keep-Well Agreement is
               ------------
hereby confirmed.

Dated: January 17, 1997
               ---

                                       MGM GRAND, INC.


                                       By
                                          -------------------------------

                                          -------------------------------
                                          [Printed Name and Title]


                                       PRIMADONNA RESORTS, INC.


                                       By  /s/ Craig F. Sullivan
                                          -------------------------------

                                          Craig F. Sullivan, CFO/Treasurer
                                          -------------------------------
                                          [Printed Name and Title]


                                       BANK OF AMERICA, N.T. & S.A., as
                                       Managing Agent

                                       By
                                          -------------------------------

                                          -------------------------------
                                          [Printed Name and Title]

          3.   Confirmation.  In all other respects, the Keep-Well Agreement is
               ------------
hereby confirmed.

Dated: January 17, 1997
               ---

                                       MGM GRAND, INC.


                                       By
                                          -------------------------------

                                          -------------------------------
                                          [Printed Name and Title]


                                       PRIMADONNA RESORTS, INC.


                                       By
                                          -------------------------------


                                          -------------------------------
                                          [Printed Name and Title]


                                       BANK OF AMERICA, N.T. & S.A., as
                                       Managing Agent

                                       By  /s/ Patrick Carroll
                                          -------------------------------
                                          Patrick Carroll, Vice President
                                          -------------------------------
                                          [Printed Name and Title]


                                      -2-